Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yehudit Bronicki, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Ormat Technologies, Inc. on Form 10-K for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition, results of operations and cash flows of Ormat Technologies, Inc. as of and for the periods presented in such annual report on Form 10-K. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: February 27, 2009

By:	/s/ YEHUDIT BRONICKI
Name: Yehudit Bronicki
Title: Chief Executive Officer